UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7093

T. Rowe Price Summit Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

Item 1: Report to Shareholders

Summit GNMA Fund	October 31, 2008

The views and opinions in this report were current as of October 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Managers’ Letter

Fellow Shareholders

As you know, the past six months were tumultuous ones in the financial markets. We are happy to report that the very high-quality government and short-term investments that are the focus of the Summit Income Funds escaped most of the carnage. The Summit Cash Reserves Fund recorded a modest gain and ended the period with a seven-day simple yield of 2.77%, which compared favorably with the very low yield on Treasury bills. The Summit GNMA Fund was a bit more exposed to the turmoil and registered a small loss for the six-month period, although it ended with a decent gain for the past 12 months. We are keenly aware that these times call for extra vigilance on the part of all investors, however, and we are redoubling our efforts to screen every investment in the interest of protecting shareholders from any further stress in the markets.

ECONOMY AND INTEREST RATES

The previous 12 months have been marked by widespread fears of systemic risk and unprecedented actions by the Treasury and Federal Reserve in an attempt to restore liquidity and a sense of calm to the credit markets. After a brief respite, instability returned to the financial markets in a major way in the third quarter of 2008, culminating in the federal bailouts and outright failures of several storied institutions.

HIGHLIGHTS

• Government-backed and very short-term investments escaped most of the carnage in the financial markets over the past six months and year.

• The Summit Cash Reserves Fund recorded a decent gain over the past six months, while the Summit GNMA Fund recorded a small loss; both outpaced their Lipper peers.

• Both funds have benefited from their focus on shorter-term maturities within their respective ranges, and they are positioned with an added degree of flexibility in the current environment.

• The independent credit research that is a hallmark of our investment process has helped us avoid some of the pitfalls that have hampered the credit markets, and we are confident that it will continue to do so as the economy navigates further challenges.

Repeating a pattern that has been in place for the past year, problems began in the housing sector and spread quickly outward. In early September, the Treasury Department used powers granted to it only a month before to place Freddie Mac and Fannie Mae under conservatorship. This step immediately enhanced the credit quality of securities issued by those institutions by making it clear the government would inject capital as needed to keep them solvent.

Unfortunately, the government’s intervention did not have a large impact on confidence in mortgage-backed securities held elsewhere, and the action served merely as a precursor to further historic events over the following weeks. The government allowed Lehman Brothers to head into bankruptcy, which soon led to problems in money market funds with Lehman investments. Within days, Merrill Lynch had announced that it would be acquired by Bank of America, presumably in order to avoid a similar fate. Due in large part to its mortgage-related holdings, insurance giant AIG also teetered on the brink of failure and was saved only by a massive government bailout that appeared to guarantee the liquidation of its assets. Since this time, we have seen governments across the globe enact sweeping bailout packages aiming to strike at the heart of the crisis through direct purchases of distressed assets and bank capital infusions, among other measures.

As of this writing, government actions seem to finally be having a thawing effect, especially in the short-term financing markets. Bond markets remain stressed, however, as financial institutions remain reluctant to lend and are intent on clearing balance sheets of all but Treasury securities. It seems investors are still sorting through the multitude of government responses to the crisis in an attempt to determine their meaning for the economic and investment outlook.

The rush of events caused a widening in interest rates—between lower- and higher-quality issues and between longer and shorter maturities. Yields on short-term Treasury bills fell dramatically and approached 0% on a few occasions as investors rushed to the safest of all possible investments. Longer-term yields increased, however, as investors weighed the massive cost of the government’s rescue measures and the new supply of Treasuries likely to come onto the market.

SUMMIT CASH RESERVES FUND

Your fund returned 1.26% in the last six months and 3.18% for the 12-month period ended October 31, 2008. The fund again outpaced the Lipper Money Market Funds Average because of its low expenses and favorable maturity posture. The longer-term returns for the fund have always been attractive and have placed it consistently in or near the top 10% of all taxable money funds. (Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 24 out of 331, 21 out of 305, 24 out of 289, and 16 out of 197 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2008, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Over the past six months, the Federal Reserve lowered its fed funds target rate from 2% to 1%, with the entire decrease coming in rapid succession in two moves in October. The Fed’s rate moves were part of a wide range of measures taken by the central bank in order to shore up the short-term credit markets, which almost stopped functioning after the collapse of Lehman Brothers. The Treasury and Federal Reserve established multiple programs to restore confidence and liquidity to the short-term markets. These programs included an asset-backed liquidity facility, a money market insurance program, and a commercial paper funding facility. As the period ended, these programs, along with the lower federal funds rate, had helped lower the one-month Libor rate, a measure of interbank lending rates, by over 200 basis points.

In response to extraordinary credit market conditions, we are focused on providing and maintaining liquidity and a very high credit quality portfolio for our shareholders. The portfolio is entirely invested in securities that are rated first tier and no more than 2% of assets are invested in any one security. Every security in the portfolio has been analyzed by the T. Rowe Price credit committee and recommended for the firm’s approved list of short-term investments.

As a supplement to these measures, the Board of Directors decided in early October that it would be in the best interests of the T. Rowe Price money market funds and their shareholders for these funds, including the Summit Cash Reserves Fund, to participate in the Treasury Department’s temporary guarantee program for money market mutual funds. The Board took this step due to the unprecedented stress in the financial markets and the resulting concerns among investors. Currently, our expectation is that the coverage provided by this program will not be needed for any of our funds. However, the Board decided that participation would provide reassurance to concerned investors and reduce the likelihood of excessive redemptions. For more information about the program, please refer to page 8.

High non-Treasury money market rates in October stemmed from the challenging credit environment. These pressures seem to be abating, and we expect credit spreads—or the difference between money market and comparable Treasury yields—to continue to tighten from these elevated levels. Generally, we expect to be in a low interest rate environment for the next six to 12 months as the markets work through this period of deleveraging.

SUMMIT GNMA FUND

The Summit GNMA Fund returned -0.67% over the past six months and 3.24% for the 12-month period ended October 31, 2008. As shown in the Performance Comparison table, the portfolio outpaced its Lipper peer group average while trailing the broad Lehman Brothers index. (Based on cumulative total return, the fund was ranked 35 out of 63, 21 out of 58, 20 out of 57, and 11 out of 36 funds among its Lipper peer group for the 1-, 3-, 5-, and 10-year periods ended October 31, 2008, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Although the performance of GNMA bonds was moderately disappointing over the past six months, the asset class fared much better than other securitized issues, particularly those sensitive to credit downgrades. Asset-backed and commercial mortgage-backed securities (CMBS) underperformed Treasuries by 11.7 percentage points and 18.5 percentage points in the six-month period and 21.0 percentage points and 24.5 percentage points in the 12-month period, respectively—a historically wide gap. In contrast, Ginnie Mae mortgage-backed securities underperformed Treasuries by only 2.1 percentage points and 2.7 percentage points in the two periods, as investors were attracted to the safety of a government guarantee.

Over the past 12 months, the Summit GNMA Fund has had mixed results relative to its peers. The fund’s position in AAA rated CMBS has weighed on returns. Deteriorating economic conditions as well as the illiquidity and deleveraging mentioned above have weighed on the sector, and this volatility may continue into year-end as investor balance sheet constraints persist. Nonetheless, we continue to believe the 5% of the portfolio invested in high-quality, credit-enhanced securities represents excellent fundamental value, and we currently are holding on to our overweight.

On the bright side, we have benefited from strategic positioning in several areas, most notably by positioning the portfolio for a drop in short-term interest rates relative to long-term rates. Our careful selection of pools of mortgage-backed securities that respond well to changes to interest rates has also been helpful. In addition, the fund is currently composed of over 90% government or agency-backed securities, which represent extremely safe long-term investments despite recent price volatility.

Due to the continued uncertainty in the financial markets, we remain conservative in our positioning and investment approach. We feel our moderate cash position, mix of maturities, and exposure to short-duration mortgage-backed securities is appropriate given the risks the market is confronting, while allowing us to stay nimble and take advantage of dislocations that often arise in turbulent markets. Recently, the pressure on short-term markets has begun to abate, thanks in large part to the programs put in place by the Treasury and the Fed during the third quarter. As these programs continue to calm the markets, we expect the fund to benefit from improved performance from the CMBS securities in the portfolio.

OUTLOOK

We are confident that the risk-management measures we have had in place for many years at T. Rowe Price will continue to serve shareholders well as the economy navigates its way through uncertain times. The independent credit research we rely on in place of outside rating agencies has helped us avoid many pitfalls in past months, and it will remain a hallmark of our approach. Finally, our investment philosophy will remain centered on providing the best returns possible but with a primary objective of prudent risk management.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

James M. McDonald
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Andrew McCormick
Chairman of the Investment Advisory Committee
Summit GNMA Fund

November 17, 2008

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

PORTFOLIO MANAGER CHANGE

Effective January 30, 2009, James M. McDonald will be retiring from T. Rowe Price and Joseph K. Lynagh will replace Mr. McDonald as chairman of the Investment Advisory Committee. Mr. Lynagh joined T. Rowe Price in 1990.

ABOUT THE U.S. TREASURY TEMPORARY GUARANTEE PROGRAM

As part of its recent efforts to restore confidence and liquidity to the financial markets, the federal government implemented the U.S. Treasury Temporary Guarantee Program. The purpose of the program is to provide a guarantee to participating money market mutual fund shareholders, based on the number of shares invested in the fund at the close of business on September 19, 2008. According to the terms of the program, any increase in the number of shares held in an account after the close of business on this date will not be guaranteed. In the case of a shareholder who redeems all the shares held in an account, future investments in the fund will not be guaranteed. If the number of shares held in an account fluctuates over the period, investors will be covered for either the number of shares held at the close of business on September 19, 2008, or the current amount, whichever is less.

The program was originally scheduled to expire on December 18, 2008, but the U.S. Treasury Department extended it through at least April 30, 2009. We do not expect that the program’s coverage will be needed for any of the T. Rowe Price money market funds, but the funds’ Boards of Directors/Trustees decided that participation in the program would help to provide reassurance to concerned shareholders.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share prices to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity, and consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Collateralized mortgage obligation (CMO): Bonds backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk.

Commercial mortgage-backed securities (CMBS): Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point increase in interest rates, and vice versa.

Lehman Brothers U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Total return: The annual rate of return on a bond, taking into account interest income plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Year Ended 10/31/08‡	10/31/07‡	10/31/06‡	10/31/05‡	10/31/04
NET ASSET VALUE					
Beginning of period	$ 9.58	$ 9.57	$ 9.60	$ 9.90	$ 9.91
Investment activities					
Net investment income	0.45	0.46	0.44	0.37	0.35
Net realized and unrealized gain (loss)	(0.14)	0.03	–	(0.22)	0.08
Total from investment activities	0.31	0.49	0.44	0.15	0.43
Distributions					
Net investment income	(0.46)	(0.48)	(0.47)	(0.45)	(0.44)
NET ASSET VALUE					
End of period	**$ 9.43**	**$ 9.58**	**$ 9.57**	**$ 9.60**	**$ 9.90**

Ratios/Supplemental Data

Total return[1]	**3.24%**	**5.26%**	**4.72%**	**1.53%**	**4.46%**
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	4.63%	4.86%	4.65%	3.78%	3.65%
Portfolio turnover rate[2]	130.0%	92.4%	108.3%	187.2%	198.6%
Portfolio turnover rate, excluding mortgage dollar roll transactions	87.1%	83.9%	78.3%	107.1%	99.7%
Net assets, end of period (in thousands)	$ 92,328	$ 75,980	$ 75,376	$ 79,994	$ 83,270

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 3).

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par/Shares	Value
ASSET-BACKED SECURITIES 0.5%		
Auto Backed 0.1%		
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class B 5.50%, 4/20/10 (1)	65	63
		63
Home Equity Loans Backed 0.4%		
BankBoston Home Equity Loan Trust Series 1998-1, Class A6 6.35%, 2/25/13	22	19
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	106	82
Chase Funding Mortgage Loan Series 2003-1, Class IA-6 4.458%, 3/25/14	401	328
		429
Total Asset-Backed Securities (Cost $594)		492
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 4.6%		
Commercial Mortgage Backed Securities 3.5%		
Bear Stearns Commercial Mortgage Securities Series 2002-TOP8, Class A2, CMO 4.83%, 8/15/38	500	457
DLJ Commercial Mortgage Series 1999-CG2, Class A1B, CMO, VR 7.30%, 6/10/32	363	363
GE Capital Commercial Mortgage Series 2001-1, Class A2, CMO 6.531%, 5/15/33	550	546
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2, CMO 4.305%, 8/10/42	200	192

Wells Fargo Mortgage Backed Securities Trust Series 2006-AR16, Class A1, CMO, ARM 5.665%, 10/25/36	47	37
		985
Total Non-U.S. Government Mortgage-Backed Securities (Cost $4,821)		4,259

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 91.5%

U.S. Government Agency Obligations (2) 3.5%

Federal Home Loan Mortgage		
6.00%, 8/1 - 10/1/36	386	385
6.50%, 7/1/14	139	142
7.00%, 11/1/30	18	18
Federal Home Loan Mortgage, ARM		
5.068%, 11/1/35	90	90
5.323%, 2/1/37	326	327
5.369%, 2/1/37	118	119
5.372%, 1/1/36	43	43
5.99%, 11/1/36	117	117
6.025%, 10/1/36	122	120
6.122%, 10/1/36	127	128
Federal Home Loan Mortgage, CMO, IO 4.50%, 1/15/15 - 4/15/18	363	23
Federal National Mortgage Assn.		
4.50%, 12/1/20	309	297
6.00%, 8/1/34 - 2/1/36	549	551
Federal National Mortgage Assn., ARM		
4.893%, 11/1/35	85	84
5.311%, 12/1/35	81	81
5.327%, 12/1/35	97	98

5.531%, 12/1/35	141	141
5.537%, 7/1/36	254	257
5.655%, 12/1/35	40	40
5.979%, 9/1/36	75	76
6.034%, 12/1/36	96	98
Federal National Mortgage Assn., IO, 8.50%, 4/25/22	13	3
		3,238
U.S. Government Obligations 88.0%		
Government National Mortgage Assn.		
4.00%, 9/15/18	639	602
4.50%, 8/15/33 - 5/20/36	2,622	2,416
5.00%, 12/15/17 - 9/20/38	18,556	17,729
5.50%, 10/20/32 - 10/15/38	29,066	28,542
6.00%, 12/15/08 - 10/15/38	19,556	19,591
6.50%, 12/15/14 - 8/15/38	5,828	5,947
7.00%, 3/15/13 - 10/20/36	2,014	2,085
7.50%, 9/15/12 - 3/15/32	509	538
8.00%, 4/15/17 - 2/15/30	95	102
8.50%, 4/15/17 - 3/15/27	147	160
9.00%, 4/15/18 - 3/20/25	23	25
9.50%, 7/15/09 - 12/20/20	24	27
10.00%, 12/15/17 - 3/15/26	80	87
10.50%, 1/15/16 - 10/15/19	43	47
11.00%, 12/15/09 - 9/20/17	5	7
Government National Mortgage Assn., CMO		
3.612%, 11/16/27	637	631
3.999%, 5/16/27	136	135
5.50%, 5/20/31 - 2/20/32	1,766	1,772
6.50%, 11/20/31	405	412

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit GNMA Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks a high level of income and maximum credit protection by investing at least 80% of net assets in GNMA securities backed by the full faith and credit of the U.S. government.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective November 1, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning November 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Futures Contracts During the year ended October 31, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Swaps During the year ended October 31, 2008, the fund was a party to interest rate swaps under which it is obligated to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in interest rates. In order to mitigate counterparty risk and subject to specific contractual arrangements, the fund may receive eligible security collateral from such counterparties upon unrealized gain amounts reaching certain thresholds. Eligible security collateral generally includes debt securities issued by the U.S. government or related agencies. At October 31, 2008, no such collateral was received.

TBA Purchase Commitments During the year ended October 31, 2008, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Dollar Rolls During the year ended October 31, 2008, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $4,386,000 and $4,605,000, respectively, for the year ended October 31, 2008. Purchases and sales of U.S. government securities aggregated $118,929,000 and $101,599,000, respectively, for the year ended October 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended October 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended October 31, 2008, and October 31, 2007, totaled $3,902,000 and $3,768,000 respectively, and were characterized as ordinary income for tax purposes. At October 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended October 31, 2008, the fund utilized $178,000 of capital loss carryforwards. As of October 31, 2008, unused capital loss carryforwards expire as follows: $100,000 in fiscal 2012, $461,000 in fiscal 2013, $653,000 in fiscal 2014, and $220,000 in fiscal 2015.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.60% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Summit Funds, Inc. and Shareholders of T. Rowe Price Summit GNMA Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit GNMA Fund (one of the portfolios comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008, by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $86,000 from short-term capital gains.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (8/08 to present); Director, Vornado
1993	Real Estate Investment Trust (3/04 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche
Bank North America (2004 to present); Director, Chairman of the
Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and manage-
(1943)	ment advisory firm (10/95 to present); Chairman, The Haven Group,
2001	a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
2001	Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon Resources Corp. (8/07 to 3/08);
Director, Atna Resources Ltd. (3/08 to present)

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Federal National Mortgage
2003	Association (9/06 to present); Director, Norfolk Southern (2/08 to present); Director, Georgia Pacific (5/04 to 12/05); Managing Director
and President, Global Private Client Services, Marsh Inc. (1999
to 2003)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
1993	Advisors, L.P. (10/92 to present)

*Each independent director oversees 126 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[126]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice
2004	President, Summit Funds
[38]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Steven E. Boothe, CFA (1977)	Vice President, T. Rowe Price
Vice President, Summit Funds

Christopher P. Brown (1977)	Assistant Vice President, T. Rowe Price; formerly
Assistant Vice President, Summit Funds	Fixed-Income Analyst Trader, Riggs Investment
Advisors, Inc. (to 2005); Investment Analyst,
Cambridge Associates, LLC (to 2004)

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Alisa Fiumara, CFA (1974)	Vice President, T. Rowe Price
Vice President, Summit Funds

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Summit Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Trust Company

Terri L. Hett (1959)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Summit Funds

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Summit Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers, LLP (to 2007)

Dylan Jones, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Summit Funds

Keir R. Joyce, CFA (1972)	Vice President, T. Rowe Price
Vice President, Summit Funds

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Summit Funds	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Andrew McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Summit Funds	Group, Inc., and T. Rowe Price Trust Company;
formerly Chief Investment Officer, IMPAC
Mortgage Holdings (to 2006); Senior Portfolio
Manager, Avenue Capital Group, and Senior
Vice President, Portfolio Transactions, Federal
National Mortgage Association (to 2005)

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Summit Funds	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, Summit Funds	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Summit Funds

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Funds	Group, Inc., and T. Rowe Price Savings Bank

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
President, Summit Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,174,000 and $1,531,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 19, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 19, 2008